1 TELEFLEX INCORPORATED FIRST QUARTER 2012 EARNINGS CONFERENCE CALL Exhibit 99.1
2 Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 60148281
3 Introductions Benson Smith Chairman, President and CEO Thomas Powell Senior Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations
4 4 4 4 4 4 4 Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2012 constant currency revenue growth, pricing growth, new product sales growth and increases in sales volume; our expectations with respect to our adjusted operating margin and gross margin expansion and acceleration of investments in research and development and sales and marketing; forecasted 2012 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted operating income and margins; adjusted earnings per share; adjusted selling, general and administrative expenses; and adjusted operating expenses. Adjusted earnings per share excludes the effect of a goodwill impairment charge, charges associated with our restructuring programs and asset impairments, losses and other charges related to refinancing transactions, costs associated with severance payments and benefits to be provided to our former chief executive officer, intangible amortization expense, the amortization of debt discount on our convertible notes and charges associated with the early termination of our interest rate swap agreement. Consistent with past practice, adjusted earnings per share has not been adjusted to exclude the benefit resulting from the forfeiture of equity awards. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period and the comparable activity of companies acquired or divested within the most recent twelve-month period. Adjusted selling, general and administrative expenses, adjusted operating expenses and adjusted operating income exclude costs associated with severance payments and benefits to be provided to our former chief executive officer. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. The following slides reflect continuing operations.
5 FIRST QUARTER 2012 HIGHLIGHTS
6 Financial Highlights Revenue of $387.8 million, up 10.9% constant currency Gross margin of 47.9%, up 140 bps vs. prior year Adjusted operating margins of 15.7%, down 10 bps vs. prior year Adjusted EPS of $1.01, up 15% vs. prior year
7 Strategic Development Highlights Marketplace continues to accept pricing initiatives Up 107 bps versus prior year Up 50 bps sequentially Investment in research and development paying benefits Research & Development spending up 5% versus Q1'11 New product introductions contribute 84 bps to top-line growth
8 Strategic Development Highlights Adoption of VasoNova VPS in U.S. market continues 10 accounts won during the first quarter of 2012 Approximately 30 trials per month scheduled through June 2012 CE Mark certification received on VasoNova VPS
9 Strategic Development Highlights Acquired EZ-BlockerTM single-use catheter product line Patented bronchial blocker for lung isolation and one-lung ventilation Unique bifurcated distal end CE Mark approval in Europe 510(k) application submitted to FDA pending clearance Strengthens Anesthesia and Respiratory franchise
10 Strategic Development Highlights Signed definitive agreement to acquire the EFx family of laparoscopic fascial closure system products 510(k) approved for standard and bariatric length devices More than 750 clinical cases have been performed with the device in the United States Being prepared for CE Mark review Opens new surgical procedure markets to Teleflex
11 Group Purchasing Organization Update Named Novation's 2011 Medical Surgical Supplier of the Year Awarded 5 GPO Contracts during the quarter 2 new awards 3 award renewals
12 FIRST QUARTER 2012 FINANCIAL REVIEW
13 First Quarter - Financial Results Revenue of $387.8 million Up 9.5% as-reported; up 10.9% constant currency Gross margin of 47.9% Up 140 bps vs. prior year Research & development spending up 5% from prior year Adjusted operating margin of 15.7% Down 10 bps vs. prior year Goodwill impairment of $332 million Adjusted EPS of $1.01, up 15% vs. prior year
14 FIRST QUARTER 2012 PRODUCT & GEOGRAPHIC REVENUE REVIEW
15 Product Revenue Review Critical Care Surgical Care Cardiac Care OEM 0.66 0.19 0.05 0.1 Q1'12 Q1'11 Constant Currency Revenue Commentary Critical Care Surgical Care Cardiac Care OEM 0.67 0.18 0.05 0.1 Critical Care: $256.2 million, up 9.5% Surgical Care: $72.7 million, up 13.2% Vascular access - up 9.5% Respiratory - up 6.5% Urology - up 10.8% Anesthesia - up 11.0% Cardiac Care: $20.0 million, up 15.4% OEM: $38.9 million, up 15.4% Note: Increases and decreases in revenue referred to above are as compared to results for the first quarter of 2011.
16 Segment Revenue Review North America EMEA Asia Pacific & Latin America OEM 0.43 0.35 0.12 0.1 Q1'12 Q1'11 Constant Currency Revenue Commentary North America EMEA Asia Pacific & Latin America OEM 0.43 0.35 0.12 0.1 North America: $167.3 million, up 9.6% EMEA: $134.6 million, up 11.0% Asia Pacific & Latin America: $47.0 million, up 11.5% OEM: $38.9 million, up 15.4% Note: Increases and decreases in revenue referred to above are as compared to results for the first quarter of 2011.
17 2012 OUTLOOK
18 2012 Outlook Constant currency revenue growth range of 4.0% to 6.0% Pricing growth of 50 to 75 bps New product sales growth of 100 to 150 bps Increased volume of 250 to 375 bps Adjusted operating margins expand by approximately 100bps Gross margin expansion Acceleration of investments in research and development, and sales and marketing Adjusted earnings per share range of $4.25 to $4.45 Represents growth of between 8% to 13%
19 QUESTION & ANSWER
20 APPENDICES
21 Appendix A - Reconciliation of Product Constant Currency Revenue Growth
22 Appendix B - Reconciliation of Segment Constant Currency Revenue Growth
23 Appendix C - Reconciliation of Critical Care Product Constant Currency Revenue Growth
24 Appendix D - Reconciliation of Teleflex Selling, General and Administrative Expenses
25 Appendix E - Reconciliation of Teleflex Operating Expenses
26 Appendix F - First Quarter Income Statement from Continuing Operations Dollars in millions, except per share
27 Appendix G - EPS Reconciliation from Continuing Operations In 2011, losses and other charges include approximately $9.3 million, net of tax, or $0.23 per share, related to the loss on extinguishment of debt; and $3.5 million, net of tax, or $0.09 per share, in charges related to severance payments and benefits to our former chief executive officer. In 2011, the Company terminated our interest rate swap that, at the date of termination, had a notional amount of $350 million. The interest rate swap was designated as a cash flow hedge against the term loan under our senior credit facility. At the date of termination, the interest rate swap was in a liability position, resulting in a cash payment of approximately $14.8 million, which included $3.1 million of accrued interest. For GAAP purposes, the Company will amortize this amount as additional interest expense over the remainder of the original term of the interest rate swap, which was scheduled to expire in September 2012. In the first quarter of 2012, the non-cash, net of tax impact was approximately $2.4 million, or $0.06 per share. The Company has presented results using basic weighted average shares with the impact of dilution on adjusted income, separately. In accordance with ASC 260, if income from continuing operations is a loss no potential common shares are included in the computation of diluted per-share amounts because inclusion would result in an anti-dilutive per share amount.
28 Appendix H - Reconciliation of 2012 Outlook Earnings per Share Guidance Note: In 2012, special items include approximately $7.0 million, net of tax, or $0.17 per share related to the acceleration of an interest rate swap; and approximately $3.0 million, net of tax, or $0.08 per share related to facility exit costs.